QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 99.1

McCORMICK & COMPANY, INCORPORATED
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the amendment to the Annual Report of McCormick & Company, Incorporated (the "Company") on Form 10-K for the fiscal year ended November 30, 2001, as filed with the Securities and Exchange Commission on February 19, 2002 (the "Amendment"), I, Robert J. Lawless, Chairman, President & Chief Executive Officer, of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)  The Amendment fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)  The information contained in the Amendment fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ ROBERT J. LAWLESS Robert J. Lawless Chairman, President and & Chief Executive Officer
Date: October 7, 2002

QuickLinks

  EXHIBIT 99.1